Premises and Equipment [Text Block]	12 Months Ended
Mar. 31, 2018
Property, Plant and Equipment [Abstract]
Premises and Equipment [Text Block]
5.	PREMISES AND EQUIPMENT

Premises and equipment at March 31, 2017 and 2018 consisted of the following:

	2017	2018
	(in millions)
Land	¥385,961	¥370,669
Buildings	750,232	739,665
Equipment and furniture	650,120	659,699
Leasehold improvements	303,130	311,645
Construction in progress	46,375	119,195

Total	2,135,818	2,200,873
Less accumulated depreciation	1,141,547	1,187,285

Premises and equipment-net	¥994,271	¥1,013,588

Premises and equipment include capitalized leases, principally related to data processing equipment, which amounted to ¥26,871 million and ¥31,458 million at March 31, 2017 and 2018, respectively. Accumulated depreciation on such capitalized leases at March 31, 2017 and 2018 amounted to ¥14,750 million and ¥17,298 million, respectively.

MUFG Bank has entered into sales agreements to sell its buildings and land and, under separate agreements, leased those properties back for its business operations, including bank branches. MUFG Bank either provided nonrecourse financing to the buyers for the sales proceeds or invested in the equity or common stock of the buyers. As a result, MUFG Bank was considered to have continuing involvement with the properties. For accounting and reporting purposes, these transactions were accounted for under the financing method with the sales proceeds recognized as a financing obligation. The properties were reported on the accompanying consolidated balance sheets and depreciated. The financing obligation at March 31, 2017 and 2018 was ¥43,031 million and ¥41,892 million, respectively.

For the fiscal years ended March 31, 2016, 2017 and 2018, the MUFG Group recognized ¥7,016 million, ¥5,964 million and ¥39,358 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥541 million, ¥901 million and ¥213 million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2016, 2017 and 2018, respectively. These losses are included in Other non-interest expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.

Impairment losses for the fiscal year ended March 31, 2018 included ¥34,016 million of losses on long-lived assets used for MUFG Bank’s operations. In relation to a restructuring of operating divisions of MUFG Bank, which is a transformation of Corporate Banking Business Group and Retail Banking Business Group into Retail & Commercial Banking Business Group and Japanese Corporate & Investment Banking Business Group, based on an MUFG Re-Imagining Strategy published on May 15, 2017, and the new medium-term business plan, MUFG Bank reevaluated the profitability of some of its domestic operating assets. As a result of the reevaluation, it was determined that carrying amounts of these operating assets were unlikely to be recovered, and the impairment losses were recorded.